UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT – JULY 15, 2005

CYGNI SYSTEMS CORPORATION
(Exact name of Registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	333116045 (Commission File Number)	20-0909393 (IRS Employer Identification Number)

460 Saint-Gabriel, Suite 21
Montreal, Quebec, Canada H2Y 2Z9
(Address of principal executive offices)

(514) 397-0575
(Registrant’s telephone number, including area code)

39 Woodstone Drive
Winnipeg, Manitoba, R2E 0M5
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01: Other Events.

As previously disclosed by Cygni Systems Corporation (the “Company”) in a Form 8-K filed with the U.S. Securities and Exchange Commission on June 22, 2005, on June 17, 2005, a change in control of the Company occurred. In connection with this change in control, the Company is changing its main corporate address and other contact information as follows:

The main offices of the Company will be at 460 Saint-Gabriel, Suite 21, Montreal, Quebec, Canada H2Y 2Z9. The Company’s telephone number will be 514-397-0575. The Company’s facsimile number will be 514-397-0480. The Company’s main contact person at such address will be Claude Pellerin, the Company’s President, Treasurer and Secretary.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Cygni Systems Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 19, 2005	CYGNI SYSTEMS CORPORATION By: /s/ Claude Pellerin —————————————— Name: Claude Pellerin Title: President, Treasurer and Secretary